Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Westlake Corporation (formerly known as Westlake Chemical Corporation) (the "Company") on Form 10-Q for the fiscal quarter ended September 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Albert Chao, President and Chief Executive Officer of the Company, and I, M. Steven Bender, Executive Vice President and Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date:	November 3, 2022	/S/ ALBERT CHAO
Albert Chao
President and Chief Executive Officer (Principal Executive Officer)

Date:	November 3, 2022	/S/ M. STEVEN BENDER
M. Steven Bender
Executive Vice President and Chief Financial Officer (Principal Financial Officer)